Common shares	12 Months Ended
Dec. 31, 2017
Equity [Abstract]
Common shares
Common shares

	December 31, 2017		December 31, 2016		December 31, 2015
All shares are common shares of $2.00 par value each	Shares	US$ millions	Shares	US$ millions	Shares	US$ millions
Authorized share capital	800,000,000	1,600	800,000,000	1,600	800,000,000	1,600

Issued and fully paid share capital	508,763,020	1,017	508,763,020	1,017	493,078,680	986
Treasury shares held by the Company	(4,244,080)	(9)	(4,318,740)	(9)	(318,740)	(1)
Outstanding shares in issue	504,518,940	1,008	504,444,280	1,008	492,759,940	985

As at December 31, 2017, our shares were listed on the Oslo Stock Exchange and the New York Stock Exchange.

We were incorporated on May 10, 2005 and 6,000 ordinary shares of par value $2.00 each were issued. Since incorporation the number of issued shares has increased from 6,000 to 508,763,020 of par value $2.00 each as at December 31, 2017. There were 15,684,340 new shares issued in 2016 due to the conversion of convertible bonds, refer to Note 22 "Long-term debt" for further information. In 2015 there were no new shares issued.

A share repurchase program was approved by the Board in 2007 giving us the authorization to buy back shares. Shares bought back under the authorization may be cancelled or held as treasury shares. Treasury shares may be held to meet our obligations relating to the share option plans. As at December 31, 2017 we held 4,244,080 treasury shares and net shares outstanding at December 31, 2017 were 504,518,940.

In November 2014, the Board authorized a share buyback program under which we may repurchase up to approximately 10% of shares outstanding. We may repurchase shares from time to time in open market transactions or private transactions in accordance with applicable securities laws. The timing and amount of any repurchases will be determined by management, based on their evaluation of market conditions, capital allocation opportunities, and other factors. The program does not require us to repurchase any specific number of shares and may be modified, suspended, extended or terminated by us at any time without prior notice. In May 2015, however, as part of the amendments to the covenants contained in our senior secured credit facilities, we are restricted from buying back any shares during the amendment period until January 1, 2017. In addition, in April 2016, as part of the amendments to the covenants contained in our senior secured credit facilities, we are restricted from making dividend distributions during the amendment period until June 30, 2017. In April 2017, the restricted period was amended to September 30, 2017.

During the year ended December 31, 2016, as a result of the share-for-debt exchange the number of our common shares outstanding increased by 15,684,340 shares. Refer to Note 22 "Long-term debt" for additional information.

On September 5, 2016 we repurchased 4,000,000 shares in settlement of our total return swap agreements. This was completed at a strike price of NOK20.3. Refer to Note 31 "Risk management and financial instruments" for further information.

As of the Chapter 11 Filing Date, September 12, 2017, we had 508,763,020 common shares outstanding. We will continue to account for our common shares at their carrying value until a plan confirmed by the Bankruptcy Court becomes effective, which may result in an adjustment.
Equity offerings and drilling unit sale transactions with Seadrill Partners

The following table summarizes the issuances of common units for Seadrill Partners between their IPO in October 2012 until the deconsolidation of Seadrill Partners on January 2, 2014:

Date	Number of Common Units issued to the public	Number of Common Units issued to Seadrill	Offering price ($)	Gross proceeds from public ($'millions)	Net proceeds from public ($'millions)	Seadrill's ownership after the offering
October 24, 2012 (IPO)	10,062,500	14,752,525	22.00	221	203	75.67%
October 18, 2013	—	3,310,622	32.29	—	—	77.47%
December 13, 2013	12,880,000	3,394,916	29.50	380	365	62.35%

The following table summarizes the sale of our drilling units to Seadrill Partners between its IPO until the deconsolidation of Seadrill Partners on January 2, 2014:

(In US$millions)	T-15	T-16	West Sirius	West Leo	Total
Adjusted sales price *	74	68	922	729	1,793
Less net assets transferred	5	—	(375)	(116)	(486)
Excess of sales price over net assets transferred	79	68	547	613	1,307
Deemed contribution to Seadrill shareholders from non-controlling interest	19	16	105	69	209

* The adjusted sales price above includes debt assumed and working capital adjustments.

These transactions were deemed to be reorganizations of entities under common control and accordingly no gains or losses were recognized by us.

On May 17, 2013, we sold its 100% interest in the entities that own and operate the tender rig T-15 to Seadrill Partners a total purchase price of $210 million, less approximately $101 million of debt outstanding, less $35 million of working capital adjustments. The acquisition was funded by issuance of vendor financing loan to Seadrill Partners of $110 million.

On October 18, 2013, we sold its 100% interest in the entity that owns the tender rig T-16, and the beneficial interest in the T-16 drilling contract (collectively, the “T-16 Business”), to Seadrill Partners for a total purchase price of $200 million, less approximately $93 million of debt outstanding, less $39 million of working capital adjustments. As part of the consideration, Seadrill Partners issued 3,310,622 common units to Seadrill as consideration for the purchase in a private placement transaction at a price of $32.29 per unit. This resulted in an increase in net assets attributable to the non-controlling interest of $19 million.

On December 13, 2013, we sold to Seadrill Partners: (i) 51% of its interest in each of the entities that own, operate and manage the semi-submersible drilling rig, West Sirius (the “Sirius Business”); and (ii) 30% of its interest interests in each of the entities that own and operate the semi-submersible drilling rig, West Leo (the “Leo Business”). The implied purchase prices of the Sirius Business was $1,035 million, less debt assumed of $220 million , plus working capital adjustments of $107 million. The implied purchase prices of the Leo Business was $1,250 million, less debt assumed of $486 million, less working capital adjustments of $35 million. In relation to these acquisitions, Seadrill Partners issued 12,880,000 common units to the public (including 1,680,000 common units issued to underwriters) and 3,394,916 common units to Seadrill, at a price of $29.50 per unit. The gross proceeds raised from the public was $380 million, and the net proceeds raised after issuance fees was $365 million, of which $137 million was attributable to the non-controlling interest. This resulted in an increase in net assets attributable to the non-controlling interest of $83 million.